Exhibit 99.1
Unaudited financial information relating to the Company

Consolidated Financial Summary
(Amounts in thousands, except per share data)

	Fourth Quarter		Twelve Months
	2020	2019	2020	2019
Revenues:
Net premiums written	$1,797,457	$1,660,528	$7,262,437	$6,863,499
Change in unearned premiums	16,133	56,253	(331,594)	(230,211)
Net premiums earned	1,813,590	1,716,781	6,930,843	6,633,288
Net investment income	180,977	137,334	583,821	645,614
Net investment gains (losses):
Net realized and unrealized gains (losses) on investments	162,918	(22,988)	73,514	120,703

Change in allowance for credit losses on investments (1)	393	-	29,486	-
Net investment gains (losses)	163,311	(22,988)	103,000	120,703
Revenues from non-insurance businesses	132,923	123,537	389,888	406,541
Insurance service fees	21,521	21,240	88,777	92,680
Other income	149	170	2,596	3,370
Total revenues	2,312,471	1,976,074	8,098,925	7,902,196
Expenses:
Losses and loss expenses	1,111,695	1,072,166	4,468,706	4,131,116
Other operating costs and expenses	637,250	601,121	2,390,392	2,362,082
Expenses from non-insurance businesses	128,457	122,527	384,488	402,669
Interest expense	35,663	33,496	150,537	153,409
Total expenses	1,913,065	1,829,310	7,394,123	7,049,276
Income before income taxes	399,406	146,764	704,802	852,920
Income tax expense	(86,917)	(26,970)	(171,817)	(168,935)
Net income before noncontrolling interests	312,489	119,794	532,985	683,985
Noncontrolling interests	(339)	(488)	(2,315)	(2,041)
Net income to common stockholders	$312,150	$119,306	$530,670	$681,944

Net income per share:
Basic	$1.68	$0.62	$2.84	$3.58
Diluted	$1.67	$0.62	$2.81	$3.52

Average shares outstanding (2):
Basic	185,693	191,106	186,924	190,722
Diluted	187,180	193,280	188,763	193,521

(1) The inclusion of the allowance for credit losses on investments commenced January 1, 2020 due to the adoption of ASU 2016-13.
(2) Basic shares outstanding consist of the weighted average number of common shares outstanding during the period (including shares held in a grantor trust). Diluted shares outstanding consist of the weighted average number of basic and common equivalent shares outstanding during the period.

Business Segment Operating Results
(Amounts in thousands, except ratios) (1)

	Fourth Quarter		Twelve Months
	2020	2019	2020	2019
Insurance:
Gross premiums written	$1,996,169	$1,832,711	$7,837,496	$7,398,573
Net premiums written	1,592,311	1,484,932	6,347,101	6,086,009
Premiums earned	1,586,578	1,523,748	6,067,669	5,919,819
Pre-tax income	236,548	202,085	668,012	814,862
Loss ratio	63.4%	62.6%	64.9%	62.4%
Expense ratio	29.4%	30.4%	30.3%	31.1%
GAAP combined ratio	92.8%	93.0%	95.2%	93.5%

Reinsurance & Monoline Excess:
Gross premiums written	$225,315	$200,367	$1,010,151	$863,646
Net premiums written	205,146	175,596	915,336	777,490
Premiums earned	227,012	193,033	863,174	713,469
Pre-tax income	94,975	44,837	205,587	189,188
Loss ratio	46.7%	61.1%	61.3%	61.5%
Expense ratio	31.1%	34.4%	31.8%	35.0%
GAAP combined ratio	77.8%	95.5%	93.1%	96.5%

Corporate and Eliminations:
Net investment gains (losses)	$163,311	$(22,988)	$103,000	$120,703

Interest expense	(35,663)	(33,496)	(150,537)	(153,409)
Other revenues and expenses	(59,765)	(43,674)	(121,260)	(118,424)
Pre-tax gain (loss)	67,883	(100,158)	(168,797)	(151,130)

Consolidated:
Gross premiums written	$2,221,484	$2,033,078	$8,847,647	$8,262,219
Net premiums written	1,797,457	1,660,528	7,262,437	6,863,499
Premiums earned	1,813,590	1,716,781	6,930,843	6,633,288
Pre-tax income	399,406	146,764	704,802	852,920
Loss ratio	61.3%	62.4%	64.5%	62.3%
Expense ratio	29.6%	30.9%	30.4%	31.5%
GAAP combined ratio	90.9%	93.3%	94.9%	93.8%
(1) Loss ratio is losses and loss expenses incurred expressed as a percentage of premiums earned. Expense ratio is underwriting expenses expressed as a percentage of premiums earned. GAAP combined ratio is the sum of the loss ratio and the expense ratio.

Supplemental Information
(Amounts in thousands)

	Fourth Quarter		Twelve Months
	2020	2019	2020	2019
Net premiums written:
Other liability	$594,546	$537,674	$2,342,884	$2,145,287
Short-tail lines (1)	325,809	319,423	1,300,750	1,254,180
Workers' compensation	241,935	282,840	1,099,886	1,280,573
Commercial automobile	227,190	188,459	876,031	796,993
Professional liability	202,831	156,536	727,550	608,976
Total Insurance	1,592,311	1,484,932	6,347,101	6,086,009
Casualty reinsurance	141,481	116,698	560,717	460,239
Property reinsurance	41,174	37,673	178,023	154,455
Monoline excess	22,491	21,225	176,596	162,796
Total Reinsurance & Monoline Excess	205,146	175,596	915,336	777,490
Total	$1,797,457	$1,660,528	$7,262,437	$6,863,499

Losses from catastrophes (including COVID-19 related losses):
Insurance	$62,380	$14,744	$307,037	$68,187
Reinsurance & Monoline Excess	(19,934)	5,736	32,799	21,914
Total	$42,446	$20,480	$339,836	$90,101

Net investment income:
Core portfolio (2)	$102,039	$137,022	$451,637	$541,834
Investment funds	52,992	(8,090)	54,253	69,194
Arbitrage trading account	25,946	8,402	77,931	34,586
Total	$180,977	$137,334	$583,821	$645,614

Net realized and unrealized gains (losses) on investments:
Net realized gains on investments	$126,927	$7,442	$99,382	$35,411
Change in unrealized gains (losses) on equity securities	35,991	(30,430)	(25,868)	85,292
Total	$162,918	$(22,988)	$73,514	$120,703

Other operating costs and expenses:
Policy acquisition and insurance operating expenses	$536,507	$529,951	$2,111,013	$2,090,301
Insurance service expenses	21,694	23,804	85,724	101,317
Net foreign currency losses (gains)	24,207	(1,631)	363	(30,715)
Debt extinguishment costs	8,440	-	8,440	-
Other costs and expenses	46,402	48,997	184,852	201,179
Total	$637,250	$601,121	$2,390,392	$2,362,082

Cash flow from operations	$479,740	$348,749	$1,616,686	$1,143,793

Reconciliation of net income to operating income:
Net income	$312,150	$119,306	$530,670	$681,944
Pre-tax investment (gains) losses, net of related expenses	(162,337)	23,066	(102,027)	(117,730)
Income tax expense (benefit)	23,230	(4,842)	9,610	24,843
Operating income after-tax (3)	$173,043	$137,530	$438,253	$589,057

(1) Short-tail lines include commercial multi-peril (non-liability), inland marine, accident and health, fidelity and surety, boiler and machinery and other lines.
(2) Core portfolio includes fixed maturity securities, equity securities, cash and cash equivalents, real estate and loans receivable.
(3) Operating income is a non-GAAP financial measure defined by the Company as net income excluding after-tax net investment gains (losses). Net investment gains (losses) are computed net of related expenses, including performance-based compensatory costs associated with realized investment gains. Management believes this measurement provides a useful indicator of trends in the Company’s underlying operations.

Selected Balance Sheet Information
(Amounts in thousands, except per share data)

	December 31, 2020	December 31, 2019

Net invested assets (1)	$21,370,503	$19,856,776
Total assets	28,606,913	26,662,144
Reserves for losses and loss expenses	13,784,430	12,583,249
Senior notes and other debt	1,623,025	1,427,575
Subordinated debentures	1,102,309	1,198,704
Common stockholders’ equity (2)	6,310,802	6,074,939
Common stock outstanding (3)	177,825	183,412
Book value per share (4)	35.49	33.12
Tangible book value per share (4)	34.22	31.87

(1)Net invested assets include investments, cash and cash equivalents, trading accounts receivable from brokers and clearing organizations, trading account securities sold but not yet purchased and unsettled purchases, net of related liabilities.
(2)As of December 31, 2020, reflected in common stockholders' equity are after-tax unrealized investment gains of $290 million and unrealized currency translation losses of $352 million. As of December 31, 2019, after-tax unrealized investment gains were $125 million and unrealized currency translation losses were $382 million.
(3)During the three months ended December 31, 2020, the Company repurchased 542,434 shares of its common stock for $34 million. During the twelve months ended December 31, 2020, the Company repurchased 6,363,301 shares of its common stock for $346 million. The number of shares of common stock outstanding excludes shares held in a grantor trust.
(4)Book value per share is total common stockholders’ equity divided by the number of common shares outstanding. Tangible book value per share is total common stockholders’ equity excluding the after-tax value of goodwill and other intangible assets divided by the number of common shares outstanding.